SUPPLEMENT DATED JANUARY 25, 2011 TO THE PROSPECTUS
FOR THE FIRST INVESTORS LIFE SPVL POLICY
DATED MAY 1, 2010

1.	The first and second paragraphs under the heading “Who We Are And How To Contact Us” at page 9 of the prospectus are deleted in their entirety and replaced with the following:

First Investors Life Insurance Company, with its home office located at 110 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962.  We write life insurance and annuity policies.

First Investors Life is part of First Investors Consolidated Corporation (“FICC”), a holding company, which owns all of the voting common stock of First Investors Life.  Other affiliates of First Investors Life include: First Investors Corporation (“FIC”), the distributor of the Policies; First Investors Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds; and Administrative Data Management Corp., the transfer agent of the Life Series Funds.  The Independent Order of Foresters controls FICC and, therefore, controls First Investors Life and other companies which are owned by FICC.

SPVL 1-11